Exhibit T3A

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles	/s/ Carol Prest
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: September 17, 2014 09:14 AM Pacific Time

Incorporation Number:      BC0762701

Recognition Date and Time: Incorporated on July 6, 2006 01:44 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:
TERRACE ENERGY CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
10TH FLOOR, 595 HOWE STREET	10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5	VANCOUVER BC V6C 2T5
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
10TH FLOOR, 595 HOWE STREET	10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5	VANCOUVER BC V6C 2T5
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Carriere, Daniel A.

Mailing Address:	Delivery Address:
1012-1030 WEST GEORGIA ST.	1012-1030 WEST GEORGIA ST.
VANCOUVER BC V6E 2Y3	VANCOUVER BC V6E 2Y3
CANADA	CANADA

Last Name, First Name, Middle Name:
Oliver, Murray

Mailing Address:	Delivery Address:
270 - 666 BURRARD STREET	270 - 666 BURRARD STREET
VANCOUVER BC V6C 2X8	VANCOUVER BC V6C 2X8
CANADA	CANADA

Last Name, First Name, Middle Name:
Gibbs, W. David

Mailing Address:	Delivery Address:
SUITE 400 - 202 TRAVIS STREET	SUITE 400 - 202 TRAVIS STREET
HOUSTON TX 77002	HOUSTON TX 77002
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Shannon, Kenneth

Mailing Address:	Delivery Address:
1012 - 1030 WEST GEORGIA STREET	1012 - 1030 WEST GEORGIA STREET
VANCOUVER BC V6E 2Y3	VANCOUVER BC V6E 2Y3
CANADA	CANADA

Last Name, First Name, Middle Name:
McCartney, William

Mailing Address:	Delivery Address:
270 - 666 BURRARD ST.	270 - 666 BURRARD ST.
VANCOUVER BC V6C 2X8	VANCOUVER BC V6C 2X8
CANADA	CANADA

Last Name, First Name, Middle Name:
Boehnke, Eric

Mailing Address:	Delivery Address:
1012-1030 WEST GEORGIA ST.	1012-1030 WEST GEORGIA ST.
VANCOUVER BC V6E 2Y3	VANCOUVER BC V6E 2Y3
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	COMMON Shares	Without Par Value

Without Special Rights or Restrictions attached